Exhibit 99.1

BROCADE CONTACTS
Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com
Brocade Reports Fourth Quarter and Fiscal 2012 Earnings
Achieved Record Fourth Quarter and Full Year Results
SAN JOSE, Calif., November 19, 2012 — Brocade® (NASDAQ: BRCD) today reported financial results for its fourth quarter and full fiscal year 2012 ended October 27, 2012. Brocade reported record fourth quarter revenue of $578 million, representing an increase of 5% year-over-year and 4% quarter-over-quarter. Revenue for fiscal year 2012 was $2,238 million, a record for the company, up 4% year-over-year. The resulting GAAP diluted earnings per share (EPS) was $0.11 for Q4 and $0.41 for fiscal 2012, on record annual net income of $195 million. Non-GAAP diluted EPS was $0.17 for Q4, the fifth consecutive quarter of year-over-year EPS growth, and $0.66 for the year.
“Q4 was an excellent quarter for Brocade and a strong ending for fiscal year 2012 during which we established a number of company records including revenue, net income, and operating cash flow,” said Michael Klayko, CEO of Brocade. “Our product portfolio across all areas of our business is the strongest it has ever been and we are driving industry transformation in emerging areas of growth including virtualized data centers, cloud computing, and software-defined networking. We believe Brocade is well-positioned for continued growth in fiscal 2013.”
Summary of Q4 and fiscal 2012 results:

•
Q4 2012 Storage Area Networking (SAN) business revenue, including products and services, was $394 million, up 9% year-over-year and 4% quarter-over-quarter. SAN product revenue increased 12% year-over-year and 5% quarter-over-quarter, in a seasonally strong quarter for the Company. Brocade's 16 Gbps Fibre Channel products represented nearly 35% of director and switch revenue in the quarter. Fiscal 2012 SAN business revenue was $1,578 million, up 7% year-over-year.

•
Q4 2012 IP Networking business revenue, including products and services, was $184 million, down 3% year-over-year and up 4% quarter-over-quarter. Ethernet switch revenue was up 5% year-over-year and 1% quarter-over-quarter, while routing revenue was down 10% year-over-year and up 9% quarter-over-quarter. From a customer standpoint, Federal and Service Provider revenues were both up sequentially, while Enterprise revenue was lower. Fiscal 2012 IP Networking business revenue was $659 million, down slightly year-over-year.

•
Q4 2012 GAAP gross margin was 62.4% and non-GAAP gross margin was 64.8%, compared with 59.5% and 62.9% in Q4 2011, respectively. The year-over-year improvement in gross margin was due to higher revenue, favorable product mix, and lower fixed costs. Fiscal 2012 GAAP and non-GAAP gross margin improved to 61.8% and 64.5%, respectively, compared with 59.8% and 62.5% in fiscal 2011, due to higher revenue and favorable product mix.

•
GAAP operating margin was 14.9% and non-GAAP operating margin was 22.5% in Q4 2012, compared with 9.9% and 21.0% in Q4 2011, respectively. Operating margin expanded both year-over-year and quarter-over-quarter on higher revenue and improved gross margin. Fiscal 2012 GAAP operating margin was 12.4% and non-GAAP operating margin was 20.5%, compared with 8.3% and 17.6% in fiscal 2011, respectively. The improvement in operating margin for the full year was a result of higher gross margin and lower operating expenses as a percentage of revenue.

•
Fiscal 2012 GAAP EPS of $0.41 was up 310% year-over-year on net income of $195 million, up more than 280% year-over-year. Fiscal 2012 non-GAAP EPS of $0.66 was up 33% year-over-year on non-GAAP net income of $311 million, up 26% year-over-year.

•
Average diluted shares outstanding for Q4 2012 were lower by 11.7 million from Q4 2011, principally from share repurchases during the past year, including 11.2 million shares ($60 million) repurchased during Q4 2012.

•
Operating cash flow was $210 million in Q4 2012 and $591 million in fiscal 2012, both records. During the quarter, the Company paid the remaining $30 million of its term loan and ended the year with a cash balance of $713 million and cash, net of debt, of $108 million.

Brocade management will host a conference call today at 2:30 p.m. PT (5:30 p.m. ET) to discuss fiscal fourth quarter and full year results, as well as a fiscal first quarter 2013 outlook. To access the webcast please go to www.brcd.com/events.cfm. A replay of the conference call and the prepared comments and slides will be available at www.brcd.com.
Other Q4 2012 product, customer, and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

	Q4 2012		Q3 2012		Q4 2011
Revenue	$578	M	$555	M	$550	M
GAAP net income (loss)	$54	M	$43	M	($4M)
Non-GAAP net income	$78	M	$67	M	$79	M
GAAP net income (loss) per share — diluted	$0.11		$0.09		$(0.01)
Non-GAAP EPS — diluted	$0.17		$0.14		$0.16
GAAP gross margin	62.4%		61.3%		59.5%
Non-GAAP gross margin	64.8%		63.7%		62.9%
GAAP operating income	$86	M	$70	M	$55	M
Non-GAAP operating income	$130	M	$108	M	$116	M
GAAP operating margin	14.9%		12.6%		9.9%
Non-GAAP operating margin	22.5%		19.5%		21.0%
Adjusted EBITDA (1)	$153	M	$131	M	$138	M
Cash provided by operations	$210	M	$113	M	$206	M
•Q4 2012 effective GAAP tax rate was 25.1% and effective non-GAAP tax rate was 32.4%.
•Q4 2012 total SAN port shipments were approximately 1.13 million.
Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

	Q4 2012	Q3 2012	Q4 2011
As a % of total revenues
OEM revenues	65%	67%	62%
Channel/Direct revenues	35%	33%	38%
10% or greater customer revenues	46%	55%	41%
Domestic revenues	63%	64%	62%
International revenues	37%	36%	38%
SAN product revenues	59%	58%	55%
IP Networking product revenues	26%	26%	29%
Global Services revenue	15%	16%	16%
SAN business revenues (2)	68%	68%	66%
IP Networking business revenues (2)	32%	32%	34%
Estimates as a % of IP Networking business revenues:
Enterprise, excluding Federal	45%	52%	57%
Federal	24%	19%	18%
Service Provider	31%	29%	25%

	Q4 2012		Q3 2012		Q4 2011
Cash, cash equivalents and short-term investments	$713	M	$581	M	$415	M
Deferred revenues	$293	M	$280	M	$270	M
Capital expenditures	$17	M	$18	M	$20	M
Total debt, net of discount	$601	M	$630	M	$789	M
Days sales outstanding	37 days		38 days		41 days
Employees at end of period	4,536		4,597		4,546

1)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.

2)	SAN and IP Networking business revenues include product and global services revenues.

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures. In evaluating Brocade's performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade's comparative operating performance both from period to period, and to its competitors' operating results. Management also believes these non-GAAP financial measures help indicate Brocade's baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade's GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade's ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade's operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade's underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade's underlying business; and

•	an easier way to compare Brocade's most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade's continuing operations. Management believes that it is appropriate to evaluate Brocade's operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) provision or benefit from certain pre-acquisition litigation (ii) legal fees associated with certain pre-acquisition litigation, (iii) legal fees associated with indemnification obligations and other related costs, net, (iv) acquisition and integration costs, (v) loss on sale of property, (vi) interest expense related to the adoption of new standards relating to convertible debt instruments, (vii) original issue discount and debt issuance costs of debt related to lenders that did not participate in refinancing, and (viii) loss on sale of a subsidiary.
Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade's newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade's GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade's liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding Brocade’s future financial performance. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, changes in IT spending levels in one or more of our target markets, including the government sector, Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our IP Networking business, customer acceptance of Brocade’s Ethernet fabric solutions, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in our Form 10-Q for the fiscal quarter ended July 28, 2012 and in “Item 1A. Risk Factors” in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 29, 2011. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) is the pure-play networking company that innovates to make high-performance networks easier to deploy, manage, and scale in the most demanding environments.
ADX, Brocade, Brocade Assurance, Brocade One, the B-wing symbol, DCX, Fabric OS, ICX, MLX, MyBrocade, SAN Health, VCS, and VDX are registered trademarks, and AnyIO, HyperEdge, NET Health, OpenScript, and The Effortless Network are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned may be trademarks of their respective owners.
© 2012 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended		For the Year Ended
	October 27, 2012	October 29, 2011	October 27, 2012	October 29, 2011
	(In thousands, except per share amounts)
Net revenues
Product	$491,169	$460,993	$1,890,856	$1,789,814
Service	87,188	89,479	346,914	357,628
Total net revenues	578,357	550,472	2,237,770	2,147,442
Cost of revenues
Product	176,635	179,184	689,856	677,196
Service	41,032	43,773	164,895	186,712
Total cost of revenues	217,667	222,957	854,751	863,908
Gross margin	360,690	327,515	1,383,019	1,283,534
Operating expenses:
Research and development	90,310	83,733	363,090	354,401
Sales and marketing	150,581	145,523	608,502	608,513
General and administrative	18,831	16,330	74,583	69,506
Amortization of intangible assets	14,737	14,476	59,204	60,713
Restructuring, integration and indemnification costs (recoveries)	(89)	—	(89)	125
Loss on sale of subsidiary	—	12,756	—	12,756
Total operating expenses	274,370	272,818	1,105,290	1,106,014
Income from operations	86,320	54,697	277,729	177,520
Interest expense	(14,684)	(13,481)	(52,488)	(97,838)
Interest and other income (expense), net	531	(81)	(814)	(378)
Gain (loss) on sale of investments and property, net	(26)	(13)	(26)	124
Income before income tax	72,141	41,122	224,401	79,428
Income tax expense	18,140	45,446	29,220	28,818
Net income (loss)	$54,001	$(4,324)	$195,181	$50,610
Net income (loss) per share — basic	$0.12	$(0.01)	$0.43	$0.11
Net income (loss) per share — diluted	$0.11	$(0.01)	$0.41	$0.10
Shares used in per share calculation — basic	459,333	474,975	456,629	474,259
Shares used in per share calculation — diluted	474,213	474,975	472,343	497,030

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	October 27, 2012	October 29, 2011
	(In thousands, except par value)
Assets
Current assets:
Cash and cash equivalents	$713,226	$414,202
Short-term investments	—	774
Total cash, cash equivalents and short-term investments	713,226	414,976
Accounts receivable, net of allowances for doubtful accounts of $827 and $1,388 at October 27, 2012 and October 29, 2011, respectively	233,139	249,141
Inventories	68,179	74,172
Deferred tax assets	91,539	53,604
Prepaid expenses and other current assets	49,496	52,308
Total current assets	1,155,579	844,201
Property and equipment, net	518,940	532,384
Goodwill	1,624,089	1,630,967
Intangible assets, net	109,265	214,697
Non-current deferred tax assets	136,175	210,028
Other assets	37,213	42,031
Total assets	$3,581,261	$3,474,308
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$117,350	$109,471
Accrued employee compensation	182,597	118,298
Deferred revenue	216,283	201,421
Current liabilities associated with facilities lease losses	976	1,456
Current portion of long-term debt	1,977	40,539
Other accrued liabilities	91,285	94,802
Total current liabilities	610,468	565,987
Long-term debt, net of current portion	599,203	748,904
Non-current liabilities associated with facilities lease losses	1,606	2,496
Non-current deferred revenue	76,907	69,024
Non-current income tax liability	47,370	63,593
Other non-current liabilities	9,887	10,166
Total liabilities	1,345,441	1,460,170
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 456,913 and 448,022 shares at October 27, 2012 and October 29, 2011, respectively	457	448
Additional paid-in capital	2,009,190	1,984,830
Accumulated other comprehensive loss	(9,864)	(11,996)
Retained earnings	236,037	40,856
Total stockholders’ equity	2,235,820	2,014,138
Total liabilities and stockholders’ equity	$3,581,261	$3,474,308

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	October 27, 2012	October 29, 2011
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$54,001	$(4,324)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(3,803)	(393)
Depreciation and amortization	47,535	50,899
Loss on disposal of property and equipment	479	279
Loss on sale of subsidiary	—	12,756
Amortization of debt issuance costs and original issue discount	4,021	1,259
Net (gains) losses on investments	(144)	8
Provision for doubtful accounts receivable and sales allowances	1,768	1,286
Non-cash compensation expense	18,423	19,671
Changes in assets and liabilities:
Accounts receivable	(3,753)	39,759
Inventories	6,755	4,258
Prepaid expenses and other assets	1,312	2,381
Deferred tax assets	1,075	(2,181)
Accounts payable	(756)	(7,043)
Accrued employee compensation	42,125	22,400
Deferred revenue	13,367	6,280
Other accrued liabilities	28,315	59,755
Liabilities associated with facilities lease losses	(228)	(817)
Net cash provided by operating activities	210,492	206,233
Cash flows from investing activities:
Proceeds from maturities and sale of short-term investments	952	—
Purchases of property and equipment	(16,792)	(20,136)
Proceeds from sale of subsidiary	—	3,905
Net cash used in investing activities	(15,840)	(16,231)
Cash flows from financing activities:
Payment of principal related to the term loan	(30,000)	(50,001)
Payment of fees related to the term loan	—	(77)
Proceeds from term loan	—	1
Payment of principal related to capital leases	(477)	(450)
Common stock repurchases	(60,056)	(200,654)
Proceeds from issuance of common stock	22,319	3,819
Excess tax benefits from stock-based compensation	3,803	393
Net cash used in financing activities	(64,411)	(246,969)
Effect of exchange rate fluctuations on cash and cash equivalents	2,359	(1,390)
Net increase (decrease) in cash and cash equivalents	132,600	(58,357)
Cash and cash equivalents, beginning of period	580,626	472,559
Cash and cash equivalents, end of period	$713,226	$414,202

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Year Ended
	October 27, 2012	October 29, 2011
	(In thousands)
Cash flows from operating activities:
Net income	$195,181	$50,610
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits from stock-based compensation	(5,141)	(312)
Depreciation and amortization	192,218	206,352
Loss on disposal of property and equipment	883	2,325
Loss on sale of subsidiary	—	12,756
Amortization of debt issuance costs and original issue discount	7,788	13,183
Write-off of debt issuance costs and original issue discount on debt extinguishment	—	25,465
Net gains on investments	(179)	(340)
Provision for doubtful accounts receivable and sales allowances	11,301	9,343
Non-cash compensation expense	77,169	83,076
Changes in assets and liabilities:
Accounts receivable	4,701	53,561
Inventories	4,656	1,327
Prepaid expenses and other assets	3,987	(1,688)
Deferred tax assets	1,256	(2,158)
Accounts payable	7,720	(38,917)
Accrued employee compensation	47,679	216
Deferred revenue	22,744	19,579
Other accrued liabilities	20,277	20,878
Liabilities associated with facilities lease losses	(1,370)	(6,024)
Net cash provided by operating activities	590,870	449,232
Cash flows from investing activities:
Purchases of short-term investments	—	(38)
Proceeds from maturities and sale of short-term investments	952	1,604
Purchases of property and equipment	(72,797)	(96,797)
Proceeds from sale of subsidiary	35	3,905
Net cash used in investing activities	(71,810)	(91,326)
Cash flows from financing activities:
Payment of principal related to the term loan	(190,000)	(359,898)
Payment of fees related to the term loan	—	(1,167)
Proceeds from term loan	—	198,950
Payment of principal related to capital leases	(1,866)	(1,761)
Common stock repurchases	(130,209)	(210,698)
Proceeds from issuance of common stock	98,791	97,152
Excess tax benefits from stock-based compensation	5,141	312
Net cash used in financing activities	(218,143)	(277,110)
Effect of exchange rate fluctuations on cash and cash equivalents	(1,893)	(578)
Net increase in cash and cash equivalents	299,024	80,218
Cash and cash equivalents, beginning of year	414,202	333,984
Cash and cash equivalents, end of year	$713,226	$414,202

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	Three Months Ended
	October 27, 2012	October 29, 2011
	(In thousands, except per share amounts)
Net income (loss) on a GAAP basis	$54,001	$(4,324)
Adjustments:
Stock-based compensation expense included in cost of revenues	3,388	4,345
Amortization of intangible assets expense included in cost of revenues	10,713	14,090
Legal fees associated with certain pre-acquisition litigation	—	59
Total gross margin adjustments	14,101	18,494
Legal fees recovery associated with indemnification obligations and other related costs, net	(89)	—
Stock-based compensation expense included in research and development	4,211	3,984
Stock-based compensation expense included in sales and marketing	8,311	8,987
Stock-based compensation expense included in general and administrative	2,513	2,355
Amortization of intangible assets expense included in operating expenses	14,737	14,476
Loss on sale of subsidiary	—	12,756
Total operating expense adjustments	29,683	42,558
Total operating income adjustments	43,784	61,052
Income tax effect of adjustments	(19,443)	22,018
Non-GAAP net income	$78,342	$78,746
Non-GAAP net income per share — basic	$0.17	$0.17
Non-GAAP net income per share — diluted	$0.17	$0.16
Shares used in non-GAAP per share calculation — basic	459,333	474,975
Shares used in non-GAAP per share calculation — diluted	474,213	485,895

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(Unaudited)

	For the Year Ended
	October 27, 2012	October 29, 2011
	(In thousands, except per share amounts)
Net income on a GAAP basis	$195,181	$50,610
Adjustments:
Stock-based compensation expense included in cost of revenues	15,433	15,606
Amortization of intangible assets expense included in cost of revenues	46,229	57,489
Benefit from certain pre-acquisition litigation	—	(14,335)
Legal fees (recovery) associated with certain pre-acquisition litigation	(465)	443
Total gross margin adjustments	61,197	59,203
Legal fees (recovery) associated with indemnification obligations and other related costs, net	(89)	125
Stock-based compensation expense included in research and development	17,952	18,959
Stock-based compensation expense included in sales and marketing	33,257	36,068
Stock-based compensation expense included in general and administrative	10,527	12,442
Amortization of intangible assets expense included in operating expenses	59,204	60,713
Loss on sale of subsidiary	—	12,756
Total operating expense adjustments	120,851	141,063
Total operating income adjustments	182,048	200,266
Debt issuance costs and original issue discount of debt related to lenders that did not participate in refinancing	—	25,465
Income tax effect of adjustments	(66,458)	(29,886)
Non-GAAP net income	$310,771	$246,455
Non-GAAP net income per share — basic	$0.68	$0.52
Non-GAAP net income per share — diluted	$0.66	$0.50
Shares used in non-GAAP per share calculation — basic	456,629	474,259
Shares used in non-GAAP per share calculation — diluted	472,343	497,030